UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025

Next Technology Holding Inc.
(Exact name of Company as specified in charter)

Wyoming	001-41450	84-4948289
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+44-7421477289

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent 1621 Central Ave Cheyenne, Wyoming 82001
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Next Technology Holding Inc. (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the seven proposals described below.

As of April 23, 2025, the record date for the Annual Meeting, there were 436,265,135 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 286,724,877 (65.72%) of the total outstanding shares of common stock were presented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Ratification of the Election of Tian Yang as a Director of the Board

The appointment of Tian Yang as a director to serve on the Company’s Board of Directors (the “Board”) effective August 9, 2024, was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD
286,476,019	23,377	19

Proposal 2: Election of Directors

The following four nominees were elected to serve on the Board until the Company’s next annual meeting and until his or her respective successors have been duly elected and qualified, or until his or her earlier resignation or removal, having received the following votes:

	FOR	AGAINST	ABSTAIN/WITHHELD
Lichen Dong	286,476,033	23,365	18
Jianbo Sun	286,476,147	23,246	23
Tian Yang	286,476,047	23,346	23
Qi Wang	286,476,147	23,246	23

Proposal 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of JWF Assurance PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and December 31, 2024, was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD
286,716,577	8,275	25

Proposal 4: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD
286,481,677	17,558	175

Proposal 5: Advisory Vote on the Frequency of Stockholder Advisory Votes on Named Executive Officers’ Compensation

The proposal of “2 years” for the frequency of conducting future stockholder advisory votes on named executive officer compensation was approved on a non-binding, advisory basis, having received the following votes:

1 Year	2 Years	3 Years	ABSTAIN/WITHHELD
59,973	286,337,643	101,605	195

Proposal 6: Approval of the Company’s 2025 Equity Incentive Plan

The Company’s 2025 Equity Incentive Plan was approved, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD
286,479,985	19,253	178

Proposal 7: Approval of one or multiple reverse stock splits of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-250, as determined by the Board in its discretion

The one or multiple reverse stock splits of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-250, as determined by the Board in its discretion, were approved, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD
286,656,998	67,863	16

Other than the seven proposals summarized above, no other item of business was submitted at the Annual Meeting for stockholder action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT TECHNOLOGY HOLDING INC.

Date: June 23, 2025	By:	/s/ Wei Hong Liu
	Name:	Wei Hong Liu
	Title:	Chief Executive Officer

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